LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

SUPPLEMENT DATED JUNE 24, 2016

TO THE PROSPECTUS DATED MAY 31, 2016, OF

LEGG MASON BW GLOBAL FLEXIBLE INCOME FUND

The following text replaces the information in the first paragraph in the section of the fund’s Prospectus titled “Dividends, other distributions and taxes – Dividends and other distributions”:

The fund generally pays dividends quarterly from its net investment income, if any, and potentially from short-term capital gains. The fund generally distributes long-term capital gain, if any, once a year, typically in December. The fund may pay additional distributions and dividends in order to avoid a federal tax.

Please retain this supplement for future reference.

BWXX284129